                                                                 EXHIBIT 10.2


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                             INTERCOMPANY AGREEMENT


                                  by and among

                            AMERICAN AIRLINES, INC.,

                                TSG CORPORATION,

                             THE SABRE GROUP, INC.,

                               TSGL HOLDING, INC.

                                TSGL-SCS, INC.,

                                  TSGL, INC.,

                           SABRE INTERNATIONAL, INC.,

                                      and

                         SABRE SERVICIOS COLOMBIA, LTDA





                            Dated as of July 2, 1996



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Intercompany Agreement

                             INTERCOMPANY AGREEMENT

                               TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
ARTICLE I
         DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         -----------
         Section 1.01.  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                        -------

ARTICLE II
         INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         ---------------
         Section 2.01.  Indemnification by American . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                        ---------------------------
         Section 2.02.  Indemnification by TSG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                        ----------------------
         Section 2.03.  Limitations on Indemnification Obligations  . . . . . . . . . . . . . . . . . . . . . . . . .  10
                        ------------------------------------------
         Section 2.04.  Procedure for Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                        -----------------------------
         Section 2.05.  Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                        -------------------
         Section 2.06.  Survival of Indemnities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                        -----------------------

ARTICLE III
         CONFIDENTIALITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         ---------------
         Section 3.01.  Generally.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                        ---------
         Section 3.02.  Excluded Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                        --------------------
         Section 3.03.  Use of Confidential Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                        -------------------------------
         Section 3.04.  Standard of Care  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                        ----------------
         Section 3.05.  Permitted Disclosures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                        ---------------------
         Section 3.06.  Required Disclosures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                        --------------------
         Section 3.07.  Title to Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                        --------------------
         Section 3.08.  Irreparable Harm  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                        ----------------
         Section 3.09.  General Knowledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                        -----------------
         Section 3.10.  Other Agreements Providing for Treatment of Confidential Information  . . . . . . . . . . . .  19
                        --------------------------------------------------------------------

ARTICLE IV
         DISPUTE RESOLUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         ------------------
         Section 4.01.  Generally.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                        ---------
         Section 4.02.  Contribution and Transfer Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                        ------------------------------------

ARTICLE V
         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         -------------
         Section 5.01.  Leased Premises.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                        ---------------

Intercompany Agreement

         Section 5.02.  Complete Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                        ------------------
         Section 5.03.  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                        --------
         Section 5.04.  Further Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                        ---------------
         Section 5.05.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                        -------------
         Section 5.06.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                        -------
         Section 5.07.  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                        ----------
         Section 5.08.  No Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                        ----------------------------
         Section 5.09.  Titles and Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                        -------------------
         Section 5.10.  Appendices and Schedules. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                        ------------------------
         Section 5.11.  Legal Enforceability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                        ---------------------
         Section 5.12.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                        ------------


SCHEDULES

              Schedule 1                 -  American Premises
              Schedule 2                 -  Contribution and Transfer Agreements
              Schedule 3                 -  Excluded Assets
              Schedule 4                 -  Intercompany Agreements
              Schedule 5                 -  TSG Premises
              Appendix A                 -  Dispute Resolution Appendix




                                      ii

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





                             INTERCOMPANY AGREEMENT


                 INTERCOMPANY AGREEMENT, dated as of July 2, 1996, by and among AMERICAN AIRLINES, INC., a Delaware corporation, TSG CORPORATION, a Delaware corporation, THE SABRE GROUP, INC., a Delaware corporation, TSGL HOLDING, INC., a Delaware corporation, TSGL-SCS, INC., a Delaware corporation, TSGL, INC., a Delaware corporation, SABRE INTERNATIONAL, INC., a Delaware corporation, and SABRE SERVICIOS COLOMBIA, LTDA, a Colombian limited liability company.

                 WHEREAS, pursuant to the Contribution and Transfer Agreements (such term and other capitalized terms used herein without definition shall have the meanings specified in Section 1.01), American has, directly or indirectly, contributed, conveyed and otherwise transferred the Contributed Assets to the TSG Entities and the TSG Entities have, directly or by operation of law, assumed the Assumed Liabilities; and

                 WHEREAS, prior to and at the Distribution Effective Time, the Contributed Business was operated on the TSG Premises; and

                 WHEREAS, subsequent to the Distribution Effective Time and pursuant to certain Contribution and Transfer Agreements and certain Intercompany Agreements, the Contributed Business will continue to be operated on the TSG Premises; and

                 WHEREAS, the TSG Entities were legally separated from American at the Distribution Effective Time when American dividended to AMR the capital stock of TSGH; and

                 WHEREAS, American and TSG desire to set forth certain agreements with respect to the Contributed Assets, the Assumed Liabilities and certain other matters;

                 NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:




Intercompany Agreement

                                   ARTICLE I

                                  DEFINITIONS

                 Section 1.01. General. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

                 "Agreement" shall mean this Intercompany Agreement, dated as of July 2, 1996.

                 "American" shall mean American Airlines, Inc., a Delaware corporation, together with its successors and assigns.

                 "American Assets" shall mean all assets, properties and rights owned by American prior to, at or after the Distribution Effective Time. The American Assets shall not include the Contributed Assets or the Excluded Assets.

                 "American Business" shall mean all functions and activities related to or associated with the American Assets prior to, at or after the Distribution Effective Time.

                 "American Entity" shall mean each of American and each corporation or other entity controlled, directly or indirectly, after the Distribution Effective Time by American and shall exclude the TSG Entities.

                 "American Indemnitee" shall have the meaning specified therefor in Section 2.02.

                 "American Premises" shall mean those premises listed on
Schedule 1.

                 "AMR" shall mean AMR Corporation, a Delaware corporation, and its successors and assigns.

                 "Assumed Liabilities" shall mean any and all Liabilities assumed, whether directly or indirectly or by operation of law, or agreed to be performed by one or more

Intercompany Agreement
of the TSG Entities, pursuant to or as a result of any Contribution and Transfer Agreement.

                 "Confidential Information" shall mean information subject to a duty of confidence and a restriction on use on any American Entity or any TSG Entity under Article III of this Agreement.

                 "Contributed Assets" shall mean any and all assets, properties and rights contributed, granted, conveyed or otherwise transferred to any TSG Entity pursuant to the Contribution and Transfer Agreements.

                 "Contributed Business" shall mean all functions and activities of the reservation system, data processing, information technology, and solutions businesses related to or associated with the Contributed Assets prior to, at or after the Distribution Effective Time.

                 "Contribution and Transfer Agreements" shall mean the agreements listed on Schedule 2.

                 "Dispute" shall mean any dispute, disagreement, claim, or controversy arising in connection with or relating to this Agreement or any Contribution and Transfer Agreement, including any claim for indemnification and any claim regarding bodily or other personal injury or damage to tangible property.

                 "Dispute Resolution Appendix" shall mean Appendix A to this Agreement, containing the Dispute Resolution Procedure for, and as an integral part of, the Agreement.

                 "Dispute Resolution Procedure" shall mean the procedure or process by which a Dispute must be resolved (except as otherwise stated in the Agreement) as described in the Dispute Resolution Appendix.

                 "Distribution Effective Time" shall mean 10:11 a.m. (Central Daylight Time) on July 2, 1996.

                 "Entity" shall mean either an American Entity or a TSG Entity.

                 "Environmental Liabilities" shall mean all Liabilities, unidentified as of the Distribution Effective Time, relating to, arising out of or resulting from any law or contract or agreement relating to environmental, health or safety matters (including without limitation all removal,

Intercompany Agreement
remediation or cleanup costs, investigatory costs, governmental response costs, natural resources damages, property damages, personal injury damages, costs of compliance with any settlement, judgment or other determination of Liability and indemnity, contribution or similar obligations) and all costs and expenses, interest, fines, penalties or other monetary sanctions in connection therewith. Environmental Liabilities shall not include Tulsa Environmental Liabilities.

                 "Excluded Assets" shall mean those assets listed on Schedule
3.

                 "Foreign Exchange Rate" shall mean, with respect to any currency other than United States dollars as of any date of determination, the average of the opening bid and asked rates on such date at which such currency may be exchanged for United States dollars as quoted by Chase Manhattan Bank of New York.

                 "Indemnifiable Losses" shall mean any and all losses, Liabilities, claims, damages, payments, costs and expenses, matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown (including, without limitation, the costs and expenses of any and all Actions, threatened Actions, demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened Actions), whether or not resulting from Third Party Claims.

                 "Indemnifying Party" shall have the meaning specified therefor in Section 2.03.

                 "Indemnitee" shall have the meaning specified therefor in
Section 2.03.

                 "Indemnity Payment" shall have the meaning specified therefor in Section 2.03.

                 "Insurance Proceeds" shall mean those monies (a) received by an insured party from an insurance carrier in respect of a claim or (b) paid by an insurance carrier on behalf of the insured party in respect of a claim, in either case net of (i) any applicable amounts that such insured party shall be obligated to contribute (by means of application of a deductible, payment under a reimbursement

Intercompany Agreement
obligation or otherwise) in respect of such claim, provided that, for purposes of determining any such amounts to be contributed, the benefits of application of any maximum premium limits, stop-loss aggregates or other provisions that would have the effect of aggregating deductibles or self-insured retentions shall be allocated appropriately to reduce the uninsured retentions of such insured party, and (ii) any related costs paid by such insured party.

                 "Intercompany Agreements" shall mean any written agreements between any American Entity and any TSG Entity including those set forth on
Schedule 4. Intercompany Agreements shall not include this Agreement or the Contribution and Transfer Agreements.

                 "Liabilities" shall mean any and all debts, liabilities, responsibilities and obligations, including, without limitation, those arising under any law, rule, regulation, Action, order or consent decree of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

                 "Parties" shall mean American (on its behalf and on behalf of the American Entities) and its successors and assigns as permitted by the Agreement, and TSG (on its behalf and on behalf of the TSG Entities including without limitation TSGH, TSGL Holding, TSGL-SCS, TSGL, SI, and SABRE Colombia) and its successors and assigns as permitted by the Agreement.

                 "Person" shall mean an individual; a corporation, partnership, trust, association, or entity of any kind or nature; or a governmental authority.

                 "Premises" shall mean the American Premises and the TSG Premises, collectively.

                 "Retained Liability" shall mean (i) any Liability expressly excluded from the Assumed Liabilities, and (ii) any Liability expressly retained by any American Entity under any Contribution and Transfer Agreement, including without limitation the Tulsa Environmental Liabilities. Retained Liability shall not mean any Liability arising out of, resulting from, or relating to any Excluded Asset.

                 "SABRE Colombia" shall mean SABRE Servicios Colombia LTDA, a Colombian limited liability company, together with its successors and assigns.

Intercompany Agreement

                 "SI" shall mean SABRE International, Inc., a Delaware corporation, together with its successors and assigns.

                 "Tax Sharing Agreement" shall mean that Tax Sharing Agreement, dated as of July 2, 1996, by and between AMR and TSGH.

                 "Taxes" shall mean (i) all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by local, municipal, governmental, state, federal or other body, and without limiting the generality of the foregoing, shall include income, sales, use ad valorem, gross receipts, value added, franchise, transfer, recording, withholding, payroll, employment, excise, occupation, premium or property taxes, and (ii) any amounts paid by TSGH under a pro forma return prepared pursuant to the Tax Sharing Agreement.

                 "Third Party Claim" shall mean any Action commenced or threatened to be commenced, and any other claim or demand asserted, against an American Indemnitee or a TSG Indemnitee by a Person other than an American Entity or TSG Entity, except that Third Party Claims shall not include claims related to employee or retiree flight privileges on airlines other than American or American Eagle.

                 "TSG" shall mean The SABRE Group, Inc., a Delaware corporation, together with its successors and assigns.

                 "TSG Entity" shall mean each of TSGH and each corporation or other entity controlled, directly or indirectly, after the Distribution Effective Time, by TSGH, including, without limitation, TSG.

                 "TSG Indemnitee" shall have the meaning specified in Section 2.01.

                 "TSG Premises" shall mean those premises listed on Schedule 5.

                 "TSGH" shall mean TSG Corporation, a Delaware corporation, and its successors and assigns.


                 "TSGL" shall mean TSGL, Inc., a Delaware corporation, together with its successors and assigns.

Intercompany Agreement

                 "TSGL Holding" shall mean TSGL Holding, Inc., a Delaware corporation, together with its successors and assigns.

                 "TSGL-SCS" shall mean TSGL-SCS, Inc., a Delaware corporation, together with its successors and assigns.

                 "Tulsa Environmental Liabilities" shall mean, with regard to contaminated soil and ground water at the Secured Computer Center, the Tulsa Office Complex, and/or the Tulsa Computer Center, Liabilities arising from or relating to (i) any governmentally mandated clean-up or remediation, (ii) any personal injury action arising from or relating to the contamination of such soil and ground water, (iii) any property damage arising from or relating to the contamination of such soil and ground water, (iv) any fines or other penalties assessed by any governmental entity relating to the contamination of such soil and ground water, and (v) any other costs associated with the contamination of such soil and ground water.



                                  ARTICLE II

                                INDEMNIFICATION

                 Section 2.01. Indemnification by American. American shall indemnify, defend and hold harmless each TSG Entity and its respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing (the "TSG Indemnitees") from and against:

                 (a) Indemnifiable Losses resulting from a failure by any American Entity to pay, perform or otherwise discharge any Retained Liability;

                 (b) Indemnifiable Losses resulting from any breach, default or failure to pay, perform or otherwise discharge any Liability on the part of any American Entity under this Agreement or any Contribution and Transfer Agreement;

                 (c) Indemnifiable Losses arising from any Third Party Claim against a TSG Indemnitee that asserts, explicitly or implicitly, a Liability on the part of such TSG Indemnitee relating to any American Asset or American Business as a result of the ownership or possession by American prior to the Distribution Effective Time of the

Intercompany Agreement

Contributed Assets or the operation by American prior to the Distribution Effective Time of all or any part of the Contributed Business;

                 (d) Indemnifiable Losses arising from Environmental Liabilities at any of the Premises, only to the extent that such Environmental Liabilities are attributable to the American Business;

                 (e) Indemnifiable Losses arising from or in connection with a breach, default or failure to pay, perform or otherwise discharge any Liability on the part of any American Entity under any lease or sublease for any American Premises;

                 (f) Indemnifiable Losses arising from any Third Party Claim against any TSG Indemnitee made by (i) any individual employed in the American Business at the time the Third Party Claim was made or (ii) any former employee in, or retiree from, the American Business who was employed in the American Business at the time the Third Party Claim arose, unless in either case the Third Party Claim arose primarily from the conduct of any TSG Entity or any individual employed in any Contributed Business at the time that the Third Party Claim arose;

                 (g) Indemnifiable Losses arising from any Third Party Claim against any TSG Indemnitee made by any current or former employee in, or retiree from, the Contributed Business who was employed in the Contributed Business at the time the Third Party Claim arose if the Third Party Claim arose primarily from conduct by any American Entity or by any individual employed in any American Business at the time that the Third Party Claim arose; and

                 (h) Indemnifiable Losses (excluding those arising from Tulsa Environmental Liabilities or Environmental Liabilities, which are addressed in subsection (a) and (b), respectively, of this Section 2.01) arising from any Third Party Claim against a TSG Indemnitee relating to a personal injury or property damage in or about the Premises, only to the extent that such Indemnifiable Losses are attributable to the American Business.

                 Section 2.02. Indemnification by TSG. TSG shall indemnify, defend and hold harmless each American Entity and its respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any

Intercompany Agreement
of the foregoing (the "American Indemnitees") from and against:

                 (a) Indemnifiable Losses resulting from a failure by any TSG Entity to pay, perform or otherwise discharge any Assumed Liability;

                 (b) Indemnifiable Losses resulting from any breach, default or failure to pay, perform or otherwise discharge any Liability on the part of any TSG Entity under this Agreement or any Contribution and Transfer Agreement;

                 (c) Indemnifiable Losses arising from any Third Party Claim against an American Indemnitee that asserts, explicitly or implicitly, a Liability on the part of such American Indemnitee relating to any Contributed Asset or Contributed Business as a result of the ownership or possession by American prior to the Distribution Effective Time of the Contributed Assets or the operation by American prior to the Distribution Effective Time of all or any part of the Contributed Business;

                 (d) Indemnifiable Losses arising from Environmental Liabilities at any of the Premises, only to the extent that such Environmental Liabilities are attributable to the Contributed Business;

                 (e) Indemnifiable Losses arising from or in connection with a breach, default or failure to pay, perform or otherwise discharge any Liability on the part of any TSG Entity under any lease or sublease for any TSG Premises;

                 (f) Indemnifiable Losses arising from any Third Party Claim against any American Indemnitee made by (i) any individual employed in the Contributed Business at the time the Third Party Claim was made or (ii) any former employee in, or retiree from, the Contributed Business who was employed in the Contributed Business at the time the Third Party Claim arose, unless in either case the Third Party Claim arose primarily from conduct by any American Entity or by any individual employed in any American Business at the time that the Third Party Claim arose;

                 (g) Indemnifiable Losses arising from any Third Party Claim against any American Indemnitee made by any current or former employee in, or retiree from, the American Business who was employed in the American Business at the time the Third Party Claim arose if the Third Party Claim arose primarily from conduct by any TSG Entity or by any

Intercompany Agreement
individual employed in any Contributed Business at the time that the Third Party Claim arose; and

                 (h) Indemnifiable Losses (excluding those arising from Environmental Liabilities, which are addressed in subsection (d) of this
Section 2.02) arising from any Third Party Claim against an American Indemnitee relating to a personal injury or property damage in or about the Premises, only to the extent that such Indemnifiable Losses are attributable to the Contributed Business.

                 Section 2.03.  Limitations on Indemnification Obligations.
(a) Insurance Proceeds. The amount which either American or TSG (an "Indemnifying Party") is required to pay to any other Person (an "Indemnitee") pursuant to this Article II shall be reduced (including, without limitation, retroactively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnitee with respect to the related Indemnifiable Loss. All amounts required to be paid, as so reduced, are hereafter sometimes called "Indemnity Payments". If any Indemnitee shall have received an Indemnity Payment in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the lesser of the amount of such Insurance Proceeds or other amounts actually received or the amount of such Indemnity Payment.

                 (b)      After-Tax Nature of Indemnity Payments.   Any
Indemnity Payment required to be made under this Agreement shall include any amount necessary to hold the Indemnitee harmless on an after-tax basis from all Taxes required to be paid with respect to the receipt of such Indemnity Payment (after taking into account any reduction in Taxes realized by the Indemnitee as a result of the Indemnifiable Loss giving rise to the Indemnity Payment). In determining the amount necessary to be added to any Indemnity Payment in order to accomplish the foregoing, American and TSG hereto agree (i) to treat all Taxes required to be paid by, and all reductions in Tax realized by, any Indemnitee as if such Indemnitee were subject to tax at the highest marginal tax rates applicable to such Indemnitee and (ii) to treat any Indemnity Payments made under this Agreement as an adjustment to the assets transferred (directly or indirectly) pursuant to the Contribution and Transfer Agreements, unless the Indemnitee receives a written opinion, reasonably satisfactory in form and substance to

Intercompany Agreement
the Indemnifying Party, of a law firm of national recognized standing to the effect that it is not permissible or is not likely to be permissible to treat such Indemnity Payment in that manner on a federal, state or local income tax return.

                 (c) Foreign Currency Adjustments. In the event that an Indemnity Payment under this Article II shall be denominated in a currency other than United States dollars, the amount of such payment shall be translated into United States dollars using the Foreign Exchange Rate for such currency determined in accordance with the following rules:

                 (i) with respect to an Indemnifiable Loss for which indemnification is sought under this Article II arising from payment by a financial institution under a guaranty, comfort letter, letter of credit, foreign exchange contract or similar instrument, the Foreign Exchange Rate for such currency shall be determined as of the date on which such financial institution shall have been reimbursed;

                (ii) with respect to an Indemnifiable Loss for which indemnification is sought under this Article II that is covered by insurance, the Foreign Exchange Rate for such currency shall not be calculated as set forth in Article I hereto, but shall be the foreign exchange rate employed by the insurance company providing such insurance in settling such Indemnifiable Loss with the Indemnitee; and

               (iii) with respect to an Indemnifiable Loss for which indemnification is sought under this Article II not covered by clause
         (i) or (ii) above, the Foreign Exchange Rate for such currency shall be determined as of the date that notice of the claim with respect to such Indemnifiable Loss is given by the Indemnitee.

                 Section 2.04. Procedure for Indemnification. The procedure for all indemnification sought under this Article II shall be as set forth in this Section 2.04.

                 (a) If any Indemnitee shall receive notice of a Third Party Claim with respect to which an Indemnifying Party may be obligated to provide indemnification pursuant to this Article II, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third Party Claim; provided that the failure of any Indemnitee to give notice promptly as provided in this Section 2.04 shall not relieve the

Intercompany Agreement

Indemnifying Party of its obligations under this Article II, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice and except that no indemnification may be claimed by an Indemnitee hereunder unless notice is given not later than two years after such Indemnitee became aware of any Third Party Claim. Such notice shall describe the Third Party Claim in reasonable detail and shall indicate the amount (estimated if necessary and to the extent practicable) of the Indemnifiable Loss that has been or may be sustained by such Indemnitee.

                 (b) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within 30 days of the receipt of notice from an Indemnitee in accordance with Section 2.04(a) (or sooner, if the nature of such a Third Party Claim so requires), the Indemnifying Party shall notify such Indemnitee if the Indemnifying Party elects to not defend and to not seek to settle or compromise such Third Party Claim. An election by an Indemnifying Party to not defend or to not seek to settle or compromise a Third Party Claim may be made only in the event of a good faith assertion by the Indemnifying Party that a claim was inappropriately tendered under Section 2.01 or 2.02, as the case may be. If an Indemnifying Party fails to elect to not defend and to not seek to settle or compromise a Third Party Claim, such Indemnifying Party shall assume the defense of such Third Party Claim and shall not be liable to such Indemnitee under this Article II for any legal fees and expenses subsequently incurred by such Indemnitee in connection with the defense of such claim; provided that such Indemnitee shall have the right to employ separate counsel to represent such Indemnitee if, in such Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and such Indemnifying Party exists in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by such Indemnifying Party. If an Indemnifying Party elects to not defend or to not seek to settle or compromise, such Indemnitee may defend or seek to settle or compromise such Third Party Claim, and in that event the legal fees and expenses incurred by the Indemnitee shall be paid by such Indemnifying Party. Notwithstanding the foregoing, neither an Indemnifying Party nor any Indemnitee may settle or compromise any Third Party Claim over the objection of the other, provided, however, that consent to settlement or compromise shall not be unreasonably withheld. The party seeking to settle or compromise any Third Party Claim shall

Intercompany Agreement
provide notice in writing to the other party of such proposal to settle or compromise, which notice shall specify that the other party has 30 days from receipt of such notice (or sooner, if the nature of such proposal to settle or compromise so requires) to notify the other party of its objection, the failure to object by the party receiving the notice within such time period constituting a waiver of such right to object. No Indemnifying Party shall consent to entry of any judgment or enter into any compromise or settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect of such claim or litigation.

                 (c) If any Indemnifying Party chooses to defend or to seek to settle or compromise any Third Party Claim, the Indemnitee shall make available to such Indemnifying Party any personnel or any books, records, or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise and shall otherwise cooperate in the defense, settlement or compromise of such Third Party Claim.

                 (d)      Notwithstanding anything to the contrary in this
Section 2.04, if any offer to settle or compromise is received by an Indemnifying Party with respect to a Third Party Claim and such Indemnifying Party notifies the related Indemnitee in writing of such Indemnifying Party's willingness to settle or compromise such Third Party Claim on the basis set forth in such notice and such Indemnitee declines to accept such settlement or compromise, such Indemnitee may continue to contest such Third Party Claim free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third Party Claim shall be equal to the lesser of (i) the amount of the offer of settlement or compromise which such Indemnitee declined to accept plus the legal fees and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise and (ii) the actual out-of-pocket amount such Indemnitee is obligated to pay as a result of such Indemnitee's continuing to contest such Third Party Claim. An Indemnifying Party shall be entitled to recover (by set-off or otherwise) from any Indemnitee any additional legal fees and expenses incurred by such Indemnifying Party as a result of such Indemnitee's decision to continue to contest such Third Party Claim.

Intercompany Agreement

                 (e) Any claim on account of any Indemnifiable Loss for which indemnification is sought under this Article II which does not result from a Third Party Claim shall be asserted by written notice by the Indemnitee to the Indemnifying Party. Such Indemnifying Party shall have a period of 30 days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such 30-day period or rejects such a claim in whole or in part, such Indemnitee shall be free to pursue such remedies through the Dispute Resolution Procedure.

                 (f) If the amount of any Indemnifiable Loss for which indemnification is sought under this Article II shall, at any time subsequent to payment pursuant to this Article II, be reduced by recovery, settlement or otherwise (excluding insurance maintained separately by the Indemnitee, the treatment of which shall be governed by Section 2.03(a)), the amount of such reduction, less any legal fees and expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the relevant Indemnifying Party.

                 (g) Upon the written demand of an Indemnitee, an Indemnifying Party shall reimburse or advance funds to such Indemnitee for all Indemnifiable Losses reasonably incurred by it in connection with investigating or defending any Third Party Claim in advance of its final disposition in accordance with this Article II; provided that, except in connection with a Third Party Claim described in clause (c) of Section 2.01 or 2.02, as the case may be, such reimbursement need be made only upon delivery to the Indemnifying Party of an undertaking by such Indemnitee to repay all amounts so reimbursed or advanced if it shall ultimately be determined that such Indemnitee is not entitled to indemnification under this Article II.

                 (h) In the event of payment by an Indemnifying Party to or for the benefit of any Indemnitee in connection with an Indemnifiable Loss resulting from any Third Party Claim, such Indemnifying Party shall, to the extent of any such Indemnifiable Loss, be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to any Third Party Claim against any claimant or plaintiff asserting such Third Party Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such

Intercompany Agreement

Indemnifying Party, in prosecuting any subrogated right or claim.

                 (i) As a condition precedent to the assertion by any Indemnitee that is not a party to this Agreement of any claim for indemnification from an Indemnifying Party under this Article II, such Indemnitee shall furnish the Indemnifying Party with a written undertaking to be bound by all of the terms and provisions applicable to an Indemnitee under this Article II.

                 Section 2.05. Remedies Cumulative. The remedies provided in this Article II shall be cumulative and shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party; provided, however, that all remedies sought or asserted under this Agreement by an Indemnitee against an Indemnifying Party with respect to any Indemnifiable Loss for which indemnification is sought under this Article II shall be (i) limited by and subject to the provisions of this Article II, and (ii) precluded where such remedy relates to a claim (x) which also arises under any Intercompany Agreement, or (y) for which indemnification may be sought under any Intercompany Agreement.

                 Section 2.06. Survival of Indemnities. The obligations of American and TSG and their respective Indemnitees under this Article II shall survive (a) the sale or other transfer by either American or TSG of any assets or businesses or the assumption by any third party of any Liabilities with respect to any Indemnifiable Loss related to such assets, businesses or Liabilities, and (b) any termination of this Agreement.

                                 ARTICLE III

                               CONFIDENTIALITY

                 Section 3.01. Generally. (a) Each of American and TSG on behalf of itself and each of its respective Entities, agrees to hold, and to cause its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives to hold, in strict confidence, all Confidential Information concerning the other (or its Entities) that is (i) in its possession immediately after the Distribution Effective Time or (ii) is furnished by each other, as the case may be, or its respective directors, officers, employees, agents, accountants, counsel and other advisors or representatives

Intercompany Agreement
at any time pursuant to this Agreement, any Contribution and Transfer Agreement, or any ongoing commercial relationship between the Parties commencing prior to the Distribution Effective Time that is not subject to an Intercompany Agreement. Each of American and TSG on behalf of itself and each of its respective Entities agrees that it shall not use any such Confidential Information other than for such purposes as shall be expressly permitted under this Agreement, any Contribution and Transfer Agreement, or any ongoing commercial relationship between the Parties commencing prior to the Distribution Effective Time that is not subject to an Intercompany Agreement.

                 (b) In addition, the following information is Confidential Information, whether acquired either by any American Entity or any TSG Entity under or in connection with this Agreement, any Contribution and Transfer Agreement, or any ongoing commercial relationship between the Parties commencing prior to the Distribution Effective Time not subject to an Intercompany Agreement:

                 (i) Information relating to the other Party's business, customers, financial condition, performance, or operations that the other Party treats as confidential or proprietary.

                 (ii) The terms and conditions of this Agreement, any Contribution and Transfer Agreement, or any ongoing commercial relationship between the Parties commencing prior to the Distribution Effective Time not subject to an Intercompany Agreement.

                 (iii) Information concerning any breach under, or any Dispute regarding, this Agreement any Contribution and Transfer Agreement, or any ongoing commercial relationship between the Parties commencing prior to the Distribution Effective Time not subject to an Intercompany Agreement.

                 (iv) Information that is the Confidential Information of a third party and disclosed to a Party subject to an obligation of confidentiality.

Intercompany Agreement

                 (v) Any other information, whether in a tangible medium or oral and whether proprietary to the other Party or not, that is marked or clearly identified by the other Party as confidential or proprietary.

                 (vi)             The other Party's trade secrets.

                 (vii) The conduct, decisions, documents, and negotiations as part of, and the status of, any proceedings under the Dispute Resolution Procedure.

                 Section 3.02. Excluded Information. The following information is not considered Confidential Information under this Agreement to the extent that the information:

                 (a) Is or becomes publicly available or available in either American's industry or TSG's industry, other than as a result of any breach of this Agreement or of any other duty of that Party;

                 (b) Is or becomes available to that Party from a source that, to that Party's knowledge, is lawfully in possession of that information and is not subject to a duty of confidentiality, whether to the other Party or another Person, violated by that disclosure; or

                 (c) Is independently developed without reference to the Confidential Information.

                 Section 3.03. Use of Confidential Information. Except as expressly permitted by this Agreement, all Confidential Information shall be held and protected by the recipient in strict confidence, shall be used by the recipient only in the manner as it was used immediately after the Distribution Effective Time and only as required to render performance or to exercise rights and remedies under this Agreement, any Contribution and Transfer Agreement, or any ongoing commercial relationship between the Parties commencing prior to the Distribution Effective Time not subject to an Intercompany Agreement, and shall not be disclosed to any other Person.

                 Section 3.04. Standard of Care. Each Party shall use at least the same degree of care in maintaining the confidentiality of the Confidential Information as that

Intercompany Agreement

Party uses with respect to its own proprietary or Confidential Information, and in no event less than reasonable care.

                 Section 3.05. Permitted Disclosures. A Party may disclose Confidential Information to its officers, directors, employees, legal representatives, accountants, or tax advisors, on a need-to-know basis, in order to give effect to this Agreement. Each Party must inform each such Person to whom any Confidential Information is so communicated of the duty of confidentiality regarding that information under this Agreement and impose on that Person the obligation to comply with this Article 3 regarding the Confidential Information.

                 Section 3.06. Required Disclosures. Each Party may disclose Confidential Information in response to a request for disclosure by a court or another governmental authority, including a subpoena, court order, or audit-related request by taxing authority; if that Party:

                 (a) Promptly notifies the other Party of the terms and the circumstances of that request;

                 (b) Consults with the other Party, and cooperates with the other Party's reasonable requests to resist or narrow that request;

                 (c) Furnishes only information that, according to written advice (which need not be a legal opinion) of its legal counsel, that the Party is legally compelled to disclose; and

                 (d) Uses reasonable efforts at the other Party's expense to obtain an order or other reliable assurance that confidential treatment will be accorded the information disclosed.

                 A Party need not comply with these conditions to disclosure, however, to the extent that the request or order of the governmental authority in effect prohibits that compliance. A Party may also disclose Confidential Information without complying with these conditions to the extent that the Party is otherwise legally obligated to do so (including for the purposes of complying with applicable securities laws), as confirmed by advice of competent and knowledgeable legal counsel. Further, a Party may disclose Confidential Information, without complying with these conditions, (i) in connection with a tax audit to representatives of a taxing authority or (ii) in connection

Intercompany Agreement
with a tax contest in which that Party uses reasonable efforts to assure that confidential treatment will be accorded the information disclosed.

                 Section 3.07. Title to Information. The Confidential Information disclosed by one Party to the other Party remains the property of the disclosing Party, and nothing in this Article 3 grants or confers any ownership rights in any of that information to the other Party.

                 Section 3.08. Irreparable Harm. The Parties acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be extremely difficult to estimate, thus making any remedy at law or in damages inadequate. Each Party therefore agrees that the other Party shall have the right, afforded in Section B.4(B) of Appendix A: Dispute Resolution Appendix, to apply to any court of competent jurisdiction for a temporary or provisional order restraining any breach or impending breach of this Article 3. This right shall be in addition to any other remedy available under this Agreement.

                 Section 3.09. General Knowledge. Each Party understands that the other Party may enhance its generalized knowledge and experience while this Agreement is in effect and that the other Party may already possess or hereafter obtain concepts, data, discoveries, ideas, information, inventions, know-how, knowledge, methodologies, processes, products, skills, techniques or other work product, whether or not patentable, that are generally similar to Confidential Information it may receive under this Agreement. This Agreement shall not be interpreted as limiting such other Party's rights to develop, disclose, display, market, obtain, own publish, provide, release, sell, transfer, or use, in any manner whatsoever, any such generalized knowledged and experience or any such concepts; provided, however, that such other Party shall in all events comply with the preceding Sections of this Article 3.

                 Section 3.10. Other Agreements Providing for Treatment of Confidential Information. The rights and obligations under this Article III are subject to any specific limitations, qualifications or additional provisions on the confidential treatment or disclosure of information as set forth in any Intercompany Agreement.

Intercompany Agreement

                                  ARTICLE IV

                               DISPUTE RESOLUTION

                 Section 4.01. Generally. All Disputes under this Agreement shall be resolved by the Parties under the Dispute Resolution Procedure set forth in Appendix A attached hereto.

                 Section 4.02. Contribution and Transfer Agreements. (a) Generally. American, TSGH, TSG, TSGL Holding, TSGL-SCS, TSGL, SI, and SABRE Colombia agree that any Dispute under the Contribution and Transfer Agreements, including as to whether a particular asset has been transferred, shall be resolved by the Dispute Resolution Procedure and waive any dispute resolution process provided for under the Contribution and Transfer Agreements.

                 (b) TSG as Representative. American, TSGH, TSG, TSGL Holding, TSGL-SCS, TSGL, SI, and SABRE Colombia further agree that, with regard to all matters arising under this Agreement, TSG shall act on the behalf of TSGH, TSGL Holding, TSGL-SCS, TSGL, SI, and SABRE Colombia.

                 (c) Asset Disputes. American, TSGH, TSG, TSGL Holding, TSGL-SCS, TSGL, SI, and SABRE Colombia agree that American may only dispute whether an asset appearing on the books of any TSG Entity is a Contributed Asset if (i) the asset did not appear on a schedule to any of the Contribution and Transfer Agreements,(ii) the asset was owned by American at the Distribution Effective Time, and (iii) American gives notice of such claim no later than the earlier of (x) two years from the Distribution Effective Time and (y) such time that AMR no longer owns 50% or more of TSG.

                                  ARTICLE V

                                 MISCELLANEOUS

                 Section 5.01. Leased Premises. (a) American Leased Premises. AMERICAN SHALL TAKE, OR SHALL CAUSE ANY AMERICAN ENTITY TO TAKE, EACH OF THE AMERICAN PREMISES IN ITS "AS IS" CONDITION AND WAIVES, AND SHALL CAUSE ALL AMERICAN ENTITIES TO WAIVE, ANY AND ALL RIGHTS THAT THEY MAY HAVE AGAINST ANY TSG ENTITY REGARDING ANY WARRANTIES, EXPRESS OR IMPLIED.

Intercompany Agreement

                 (b) TSG Leased Premises. TSG SHALL TAKE, OR SHALL CAUSE ANY TSG ENTITY TO TAKE, EACH OF THE TSG PREMISES IN ITS "AS IS" CONDITION AND WAIVES, AND SHALL CAUSE ALL TSG ENTITIES TO WAIVE, ANY AND ALL RIGHTS THAT THEY MAY HAVE AGAINST ANY AMERICAN ENTITY REGARDING ANY WARRANTIES, EXPRESS OR IMPLIED.

                 Section 5.02. Complete Agreement. This Agreement, including the Schedules and Annexes and other agreements and documents referred to herein, shall constitute the entire agreement among the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter, except as provided in Section 2.05 and Section 3.10 of this Agreement.

                 Section 5.03. Expenses. All expenses and other costs incurred by either Party in connection with the preparation, negotiation, execution and delivery of this Agreement shall be borne by such Party.

                 Section 5.04. Further Actions. In case at any time after the Distribution Effective Time any further action is necessary or reasonably desirable to carry out the purposes of this Agreement, each Party shall take, and shall cooperate with the other Party to take, all such necessary or desirable action.

                 Section 5.05. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

                 Section 5.06. Notices. All notices, requests and other communications to any Party hereunder shall be given to such Party (i) in writing, (ii) delivered by hand, by telecopy (with a conforming copy of such notice to be sent via a nationally recognized express delivery service, charges prepaid), by a nationally recognized express delivery service, charges prepaid, or by first-class mail, postage prepaid, and (iii) to its address or telecopy number set forth below:

         if to American or any American Entity:

                 American Airlines, Inc.
                 4333 Amon Carter Boulevard
                 Mail Drop 5675
                 Fort Worth, Texas 76155
                 Facsimile: (817) 967-2937

Intercompany Agreement

                 Attention: Corporate Secretary

         if to TSG or any TSG Entity:

                 The SABRE Group, Inc.
                 4255 Amon Carter Boulevard
                 Fort Worth, Texas  76155
                 Facsimile:
                 Attention: Corporate Secretary

                 Section 5.07. Amendments. This Agreement may not be modified or amended except by an agreement in writing signed by American and TSG. American, TSG, TSGH, TSGL Holding, TSGL-SCS, TSGL, SI, and SABRE Colombia agree that any written agreement modifying or amending this Agreement signed by American and TSG only shall be binding as to each of TSGH, TSGL Holding, TSGL-SCS, TSGL, SI, and SABRE Colombia.

                 Section 5.08. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties and the Indemnitees and should not be deemed to confer any benefit upon any other person or entity.

                 Section 5.09. Titles and Headings. The Table of Contents and titles and headings to Articles and Sections herein are inserted for the convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                 Section 5.10. Appendices and Schedules. The Appendices and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth herein.

                 Section 5.11.  Legal Enforceability.   Any provision of this
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable in any other jurisdiction such provision or remedies otherwise available to any party hereto. To the extent permitted by applicable law, each party hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect. The party shall endeavor in good faith negotiations to replace any prohibited or unenforceable provisions with valid provisions, the economic

Intercompany Agreement
effect of which comes as close as possible to that of the prohibited or unenforceable provisions.

                 Section 5.12. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same instrument.

                   [REMAINDER OF PAGE IS INTENTIONALLY BLANK]

Intercompany Agreement

                 IN WITNESS WHEREOF, the parties have caused this Intercompany Agreement to be executed as of the day and year first above written.

                                   SIGNATURES


 AMERICAN AIRLINES,  INC.                   TSG CORPORATION


  /s/ DONALD J. CARTY                        /s/ MICHAEL J. DURHAM
 -----------------------------------------  -----------------------------------
 By:    Donald J. Carty                     By:    Michael J. Durham
 Title: President                           Title: President & Chief
                                                   Executive Officer



 THE SABRE GROUP, INC.                      TSGL HOLDING, INC.


  /s/ MICHAEL J. DURHAM                      /s/ MICHAEL J. DURHAM
 -----------------------------------------  -----------------------------------
 By:    Michael J. Durham                   By:    Michael J. Durham
 Title: President                           Title: President




 TSGL-SCS, Inc.                             TSGL, INC.


  /s/ MICHAEL J. DURHAM                      /s/ MICHAEL J. DURHAM
 -----------------------------------------  -----------------------------------
 By:    Michael J. Durham                   By:    Michael J. Durham
 Title: President                           Title: President




 SABRE INTERNATIONAL, INC.                  SABRE SERVICIOS COLOMBIA, LTDA

  /s/ MICHAEL J. DURHAM                      /s/ CRISTINA RAMIREZ DE BRAVO
 -----------------------------------------  -----------------------------------
 By:    Michael J. Durham                   By:    Cristina Ramirez de Bravo
 Title: Executive Vice-President            Title:


Intercompany Agreement

                                   Schedule 1


                               AMERICAN PREMISES


1. STIN Headquarters Sublease to American. The premises described in that certain Agreement of Sublease entered into as of July 1, 1996, by and between American, as sublessee, and SABRE, as sublessor, relating to the premises described therein in the multistory building located at 4200 American Boulevard, Fort Worth, Texas 76115, commonly known as the STIN Building, as more fully described therein.

2. CentrePort IV. The premises described in that certain Lease Agreement entered into as of July 1, 1996, by and between SABRE, as lessor, and American, as lessee, relating to the premises currently occupied by American, located at 4255 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort IV, as more fully described therein.




Schedule 1 to Intercompany Agreement

                                   Schedule 2

                      CONTRIBUTION AND TRANSFER AGREEMENTS

                           I.  Bills of Contribution

1. Bill of Contribution, Assignment and Assumption Agreement, dated June 26, 1996, between American Airlines, Inc. and TSGL Holding, Inc., and all related assignment documentation prepared for recordation purposes in the United States Patent and Trademark Office or the equivalent office in foreign jurisdictions.

2. Bill of Contribution, Assignment and Assumption Agreement, dated June 26, 1996, between American Airlines, Inc. and TSGL-SCS, Inc., and all related assignment documentation prepared for recordation purposes in the United States Patent and Trademark Office or the equivalent office in foreign jurisdictions.

3. Bill of Contribution, Assignment and Assumption Agreement, dated June 28, 1996, between American and TSGL, Inc.

4. Bill of Contribution, Assignment and Assumption Agreement, dated June 28, 1996, between American and SABRE International, Inc.

5. Bill of Contribution, Assignment and Assumption Agreement, dated June 30, 1996, between SABRE International, Inc. and SABRE Servicios Colombia, LTDA

6. Bill of Contribution, Assignment and Assumption Agreement, dated July 1, 1996, between American and The SABRE Group, Inc.

7. Bill of Contribution, Assignment and Assumption Agreement, dated July 1, 1996, between American and SABRE Properties, Inc.

8. Bill of Contribution, Assignment and Assumption Agreement, dated July 1, 1996, between American and SABRE Transactions, Inc.

Schedule 2 to Intercompany Agreement

9. Agreement and Plan of Merger, dated July 1, 1996, between The SABRE Group, Inc. and SABRE Properties, Inc.

10. Stock Acquisition and Debenture Agreement, dated July 2, 1996, between American Airlines, Inc. and TSG Corporation.

11. Certificate of Ownership and Merger, effective July 2, 1996, merging SABRE Transactions, Inc. into The SABRE Group, Inc.

12. Certificate of Ownership and Merger, effective July 2, 1996, merging SABRE Associates, Inc. into The SABRE Group, Inc.

13. All other documents that transfer assets between American Airlines, Inc. and SABRE International, Inc. with regard to personal property and receivables located in the Canadian Provinces

14. Bills of Contribution, Assignment and Assumption Agreements between American and SABRE International, Inc. with regard to personal property and receivables located in:

         Argentina
         Barbados
         Belize
         Bolivia
         Brazil
         Chile
         Costa Rica
         Dominican Republic
         Guatemala
         Hong Kong
         Jamaica
         Panama
         Paraguay
         Peru
         Puerto Rico
         Trinidad and Tobago
         Uruguay

Schedule 2 to Intercompany Agreement

         U.S.V.I.
         Honduras
         Nicaragua

                               II.  Bills of Sale

1. Bill of Sale between American and SABRE International, Inc. with regard to personal property and receivables located in Ecuador

2. Bill of Sale between American and SABRE International, Inc. with regard to personal property and receivables located in El Salvador

3. Bill of Sale between American and SABRE International, Inc. with regard to personal property and receivables located in Venezuela

                          III.  Stock Rights Agreement

1. Stock Rights and Transfer Agreement between American Airlines, Inc. and The SABRE Group, Inc. pertaining to certain shares in Societe Internationale de Telecommunications Aeronautiques

                      IV. Real Estate Assignment Documents

1. STIN Headquarters Assignment and Amendment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, as assignor, The SABRE Group, Inc., a Delaware corporation, as assignee, and Dallas-Fort Worth International Airport Board, relating to that certain American Airlines Special Facilities Lease Agreement dated October 1, 1972, as amended, relating to the multistory building located at 4200 American Boulevard, Fort Worth, Texas, 76115 commonly known as the STIN Building, as more fully described therein.

2. TOC & TCC, Tulsa. Assignment Agreement dated as of July 1, 1996, between American Airlines, Inc., a Delaware corporation, as assignor, and The SABRE Group, Inc., a Delaware corporation, as assignee, relating to that certain

Schedule 2 to Intercompany Agreement

         Sublease dated August 2, 1957, between American Airlines, Inc., a Delaware corporation, and The Tulsa Municipal Airport Trust, as amended, relating to the premises commonly known as the Tulsa Office Center and the Tulsa Computer Center, as more fully described therein.

3. SCC, Tulsa. Assignment Agreement dated as of July 1, 1996, between American Airlines, Inc., as assignor, and The SABRE Group, a Delaware corporation, as assignee, relating to that certain Amended and Restated Sublease Agreement, between American Airlines, Inc., a Delaware corporation, and The Tulsa Airport Improvement Trust, relating to the Co-Located Computer Site commonly known as the Secured Computer Center, as more fully described therein.

4. Solana. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, as assignor, and The SABRE Group, Inc., a Delaware corporation, as assignee, relating to the premises located at Southlake Building, 1 East Kirkwood Boulevard, Southlake, Texas, commonly known as Solana, as more fully described therein.

5. ATL-6585. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement for Office Facilities dated August 12, 1993, by and between American Airlines, Inc., as tenant, and Palisades One, a Georgia general partnership, as landlord, relating to the premises described therein.

6. BOS-6056. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated March 26, 1990, by and between American Airlines, Inc., as tenant, and Met Life International Real Estate Partners Limited Partnership, as landlord, relating to the premises described therein.

7. BTR-6597. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating

Schedule 2 to Intercompany Agreement
         to that certain Lease Agreement dated October 1, 1993, by and between American Airlines, Inc., as tenant, and Perry Lawrence Brown 1992 Family Trust, as landlord, relating to the premises described therein.

8. CHI-2389. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated September 30, 1987, by and between American Airlines, Inc., as tenant, and LaSalle National Bank, as landlord, relating to the premises described therein.

9. CMH-6656. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Standard Form Office Lease dated November 11, 1994, by and between American Airlines, Inc., as tenant, and ZML-Community Corporate Center Limited Partnership, a Delaware limited partnership, as landlord, relating to the premises described therein.

10. CVG-2445. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Bartlett Building Lease dated May 23, 1988, by and between American Airlines, Inc., as tenant, and Fourth Street Limited Partnership, as landlord, relating to the premises described therein.

11. DAL-6707. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Building Lease dated effective as of March 1, 1995, by and between American Airlines, Inc., as tenant, d/b/a SABRE Travel Information Network, a Delaware corporation, and HD Delaware Properties, Inc., a Delaware corporation, as landlord, relating to the premises described therein.

12. DCA-2668. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation,

Schedule 2 to Intercompany Agreement
         and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated November 29, 1989, by and between American Airlines, Inc., as tenant, and Courthouse Plaza Associates Limited Partnership, as landlord, relating to the premises described therein.

13. DEN-6737. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated September 18, 1995, by and between American Airlines, Inc., as tenant, and WRC Properties, as landlord, relating to the premises described therein.

14. EWR-2117. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated November 7, 1985, by and between American Airlines, Inc., as tenant, and 2840 Morris Avenue Associates, as landlord, relating to the premises described therein.

15. HNL-6262. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Honfed Tower Office Lease dated April 3, 1991, by and between American Airlines, Inc., as tenant, and Shima Properties Co., Ltd., a Hawaii corporation, predecessor in interest to Kaanapali Kai, Inc., as landlord, relating to the premises described therein.

16. HOU-6103. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Standard Office Building Lease dated July 12, 1990, by and between American Airlines, Inc., as tenant, and Trammell Crow Equity Partners, predecessor in interest to 520 Partners, Ltd., as landlord, relating to the premises described therein.

17. MCI-6456. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated June 22, 1992, by and between American Airlines, Inc., as tenant, and Broadway Center

Schedule 2 to Intercompany Agreement

         Associates, a Missouri limited partnership, as landlord, relating to the premises described therein.

18. MKE-6435. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated April 28, 1992, by and between American Airlines, Inc., as tenant, and Sampson Investments, a Wisconsin general partnership, predecessor in interest to Don Ripp Properties, as landlord, relating to the premises described therein.

19. MSP-1948. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement dated June 12, 1984, by and between American Airlines, Inc., as tenant, and Andrews, Inc., as landlord, relating to the premises described therein.

20. NYC-6470. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Lease dated July, 1992, by and between American Airlines, Inc., as tenant, and Country Life Realty Company, as landlord, relating to the premises described therein.

21. PHX-2302. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement dated February 27, 1987, by and between American Airlines, Inc., as tenant, and 5060 Associates Limited Partnership, an Arizona corporation, predecessor in interest to Northbank Properties Limited Partnership, a Nevada limited partnership, as landlord, relating to the premises described therein.

22. SAN-6556. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement dated April 9, 1993, by and between American Airlines, Inc., as tenant, and Steven D. Corkin, J. Grant Monahon, and Gregg O. Dawley, Trustees of AEW #192 Trust, Declaration of Trust dated December 15,

Schedule 2 to Intercompany Agreement

         1988, as landlord, relating to the premises described therein.

23. SJC-6175. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Lease dated November 28, 1990, by and between American Airlines, Inc., as tenant, and Copperfield Investment and Development Company, as landlord, relating to the premises described therein.

24. SMF-6538. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Building Lease dated July 7, 1995, by and between American Airlines, Inc., as tenant, and Arlen Properties, as landlord, relating to the premises described therein.

25. WCC-6124. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Lease dated August 10, 1990, by and between American Airlines, Inc., as tenant, and WDC Milford Associates Limited Partnership, a Delaware limited partnership, as landlord, relating to the premises described therein.

26. YUL-6659. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Deed of Lease dated effective as of November 1, 1994, by and between American Airlines, Inc., as tenant, and Marzim Investissements, Inc., as landlord, relating to the premises described therein.

27. YVR-2636. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated December 15, 1989, by and between American Airlines, Inc., as tenant, and Burrard International Holdings, Inc., as landlord, relating to the premises described therein.

Schedule 2 to Intercompany Agreement

28. YYZ-6537. Assignment Agreement dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated January 29, 1993, by and between American Airlines, Inc., as tenant, and Hollywood Office Developments, Inc., predecessor in interest to 5001 Yonge Place Limited, as landlord, relating to the premises described therein.

                            V. Real Estate Subleases

1. BNA-2131. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement dated October 31, 1985, between Highland Ridge Properties Phase I, predecessor in interest to LaSalle Fund III, a Group Trust, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

2. BUF-6569. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Sublease Agreement dated January 22, 1993, between Air Cargo-Buffalo, a New York general partnership, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

3. CHI-6117. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Space Lease dated July 25, 1990, between American National Bank and Trust Company of Chicago, predecessor in interest to Columbia Centre III, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

4. CLE-6612. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Lease dated December 9, 1993, between Summit One, Ltd., an Ohio limited partnership, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

Schedule 2 to Intercompany Agreement

5. CVG-2263. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement dated December 21, 1995, between Fourth Street Limited Partnership, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

6. LAX-2554. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Standard Office Lease dated May 1, 1989, between Pacific Realty Associates, predecessor in interest to Pacific Corporate Towers, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

7. MIA-6397. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Lease dated February 17, 1991, between Aetna Life Insurance Company, a Connecticut corporation, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

8. NYC-1093. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Agreement dated November 22, 1991, between Cooke Properties, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

9. PHL-6626. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement dated March, 1994, between International Court Three Joint Venture, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

10. RDU-2682. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement dated

Schedule 2 to Intercompany Agreement

         April 19, 1995, between Central Park West Limited Partnership, predecessor in interest to Sun Life Assurance Company of Canada, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

11. SAT-6674. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease Agreement dated October 26, 1994, between Southwest Properties, a California general partnership, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

12. SEA-1807. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated December 7, 1982, between Century One Partnership, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

13. SFO-6498. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Office Building Lease dated August 28, 1992, between Homart Development Co., a Delaware corporation, predecessor in interest to HMS Office, L.P., as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

14. SNA-2501. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lease dated November 28, 1988, between Nexus City Square Associates, a California limited partnership, predecessor in interest to NL-Orange, L.P., a California limited partnership, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

15. STL-6786/6513. Agreement of Sublease dated as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to that certain Lambert-St. Louis International Airport Preferential Use Space Permit dated

Schedule 2 to Intercompany Agreement

         April 7, 1996, between The City of St. Louis, as landlord, and American Airlines, Inc., as tenant, covering the premises described therein.

                             VI. Real Estate Deeds

1. Special Warranty Deed dated as of July 1, 1996, conveying the land and improvements related thereto located at 4255 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort IV, as more particularly described therein.

                                  VII.  Other

1. Amendment No. 1 to Catering and Vending Services Agreement by and among American Airlines, Inc., The SABRE Group, Inc. and Aramark Services, Inc.

2. Purchase Order Supplement to Purchase Order 94274 and Revision 740051 pursuant to which Montgomery Kone, Inc. provides elevator maintenance services to American Airlines, Inc. and its affiliates.

3. Master Lease Agreement, by and between Automotive Rentals, Inc. and The SABRE Group, Inc. pertaining to leased vehicles for Messrs. Durham (#00181), Jones (#00166), Katz (#00200), Kelly (#00167) and
         Cook (#00180).

Schedule 2 to Intercompany Agreement

                                 VIII.  Patents

1. Patent Assignments governing the following patents and patent applications:

        Serial Number     Filing Date   Patent Application Title
        -------------     -----------   ------------------------
        08/070,947         6/4/93      Travel Agency Management Assistance System
        08/196,412         2/14/94     Object Oriented Data Access and Analysis System

        08/570,236        12/11/95     Method and System for Management of "Cargo Claims"

        07/958,962         10/9/92     Method and Apparatus for Developing Scripts that Access
                                       Mainframe Resources that can be Executed on Various
                                       Computer Systems having Different Interface Languages
                                       without Modification
        08/502,690         7/14/95     Document Support System

        08/316,890         9/30/94     System to Predict Optimum Computer Platform
        08/607,860         2/27/96     System to Determine Payroll Processing Requirements

        08/323,296        10/14/94     Issue Processor

        08/524,381         9/6/95      System for Corporate Travel Planning
        08/199,102         2/22/94     Database Interface System for monitoring the Operational
                                       Efficiency of an Information Management System

        08/312,538         9/8/94      Airline Flight reservation System Simulator for Optimizing
                                       Revenues
        08/275,296         7/14/94     Database Management System and Method

        08/598,252         2/8/96      A System and Method for Planning and Managing Group Travel

        08/247,271         5/20/94     Method and Apparatus for a Host Computer to Stage a
                                       Plurality of Terminal Addresses
        08/120,800         9/15/93     Availability Processor and Method

        08/368,339         2/3/95      System and Method of Allocating and Booking Travel
                                       Opportunities
        08/172,046         2/22/93     Data Management Method and Architecture

Schedule 2 to Intercompany Agreement

        Serial Number     Filing Date   Patent Application Title
        -------------     -----------   ------------------------
                                       TPF Data Propagation  (3 patents)

        08/560,466        11/17/95     #1 - System for Propagating Transaction Processing Facility
                                       Data to a Relational Processing Platform

        08/560,295        11/17/95     #2 - System for Propagating Airline Computerized
                                       Reservation System Transaction Processing Facility Data to
                                       a Relational Database Processing Platform

        08/588,463         1/18/96     #3 - System for Propagating, Retrieving and Using
                                       Transaction Processing Facility Airline Computerized
                                       Reservation System on a data Relational Database Processing
                                       Platform
        08/490,495         6/13/95     Method and Apparatus for Delivering Information in a Real
                                       Time Mode Over a Non-Dedicated Circuit

Schedule 2 to Intercompany Agreement

                                IX.  Copyrights

1.     Copyright Assignments governing the following registered copyrights:

       Title                                           Registration #                  Author
       -----                                           --------------                  ------

       Accomplishment Message Table                      TXu 613 955          American Airlines

       Accomplishment History                            TXu 612 971          American Airlines

       Aircraft Remarks                                  TXu 612 973          American Airlines

       Aircraft                                          TXu 613 954          American Airlines

       Alarm.I                                           TXu 570 253          American Airlines, Inc.

       Alter Time When Due                               TXu 613 957          American Airlines

       Application Programming Environment (APEA)        TXu 480 805          American Airlines, Inc.

       Average Time Between Accomplishments              TXu 613 944          American Airlines

       Backgrnd.I                                        TXu 561 673          American Airlines, Inc.

       Bypass.I                                          TXu 561 674          American Airlines, Inc.

       Cal_day.I                                         TXu 562 593          American Airlines, Inc.

       Calcdate.I                                        TXu 561 675          American Airlines, Inc.

       CalMove.I                                         TXu 561 677          American Airlines, Inc.

       CheckMon.I                                        TXu 562 592          American Airlines, Inc.

       CheckTim.I                                        TXu 562 081          American Airlines, Inc.

       CheckUpd.I                                        TXu 562 079          American Airlines, Inc.

       ChgColor.I                                        TXu 562 080          American Airlines, Inc.

       ChkSABRE.I                                        TXu 570 254          American Airlines, Inc.

       City Restriction Codes                            TXu 614 163          American Airlines

       City Table Processing                             TXu 613 945          American Airlines

       ClrWin.I                                          TXu 570 258          American Airlines, Inc.

       Colrlnit.I                                        TXu 562 078          American Airlines, Inc.

       Computer Reservation System Workshop (CRS)       TX 3 424 601          AMR Information Services, Inc.

       Conct_FI.I                                        TXu 570 260          American Airlines, Inc.

       Conference Network Visioning Executive Needs      TXu 495 779          American Airlines, Inc.

       (Convene)


Schedule 2 to Intercompany Agreement

       Title                                           Registration #                  Author
       -----                                           --------------                  ------
       CoreCalc.I                                        TXu 562 077          American Airlines, Inc.

       Count Cabin Service Job                           TXu 613 985          American Airlines

       Create Bill of Work                               TXu 613 998          American Airlines

       Data Base Operations Control System               TXu 493 230          American Airlines, Inc.

       Datatrac Computer Program                         TXu 518 265          American Airlines, Inc.

       Date2JuI.I                                        TXu 570 259          American Airlines, Inc.

       DatePlus.I                                        TXu 570 262          American Airlines, Inc.

       Deferrals Recap                                   TXu 613 042          American Airlines

       Dial AA Flight (Mtg.c)                            TXu 425 386          American Airlines, Inc.

       Dial AA Flight (Hostcomm.c)                       TXu 425 390          American Airlines, Inc.

       Dial AA Flight (Remove.obj)                       TXu 425 137          American Airlines, Inc.

       Dial AA Flight (Addrqst.obj)                      TXu 425 388          American Airlines, Inc.

       Dial AA Flight (Appsupp.h)                        TXu 425 387          American Airlines, Inc.

       DispFiIe.I                                        TXu 561 967          American Airlines, Inc.

       Display Bill of Work                              TXu 613 939          American Airlines

       Display Time When Due                             TXu 612 972          American Airlines

       DispView.I                                        TXu 562 085          American Airlines, Inc.

       DispWin.I                                         TXu 561 966          American Airlines, Inc.

       DlgPaint.I                                        TXu 570 257          American Airlines, Inc.

       Error Messages                                    TXu 613 941          American Airlines

       Fact Out                                          TXu 613 984          American Airlines

       File Maintenance                                  TXu 614 161          American Airlines

       Fkeys.I                                           TXu 570 256          American Airlines, Inc.

       Fleet Code Table                                  TXu 612 968          American Airlines

       Fleet Job                                         TXu 613 043          American Airlines

       Fotocomp.EXE                                      TXu 626 008          American Airlines, Inc.

       FullScrn.I                                        TXu 570 261          American Airlines, Inc.

       Getldent.I                                        TXu 561 837          American Airlines, Inc.

Schedule 2 to Intercompany Agreement

     Title                                             Registration #                  Author
     -----                                             --------------                  ------
     GifPop.I                                            TXu 570 251          American Airlines, Inc.

     H_Border.I                                          TXu 561 841          American Airlines, Inc.

     Header.I                                            TXu 561 839          American Airlines, Inc.

     HiLight.I                                           TXu 561 838          American Airlines, Inc.

     HotProc.I                                           TXu 561 840          American Airlines, Inc.

     IMS.I                                               TXu 561 842          American Airlines, Inc.

     Insync.I                                            TXu 570 263          American Airlines, Inc.

     Inventory Utilization Codes                         TXu 612 967          American Airlines

     Job Accomplishment                                  TXu 613 943          American Airlines

     Job Accomplishment History                          TXu 613 953          American Airlines

     Jul2Date.I                                          TXu 562 084          American Airlines, Inc.

     KeyPad2.I                                           TXu 561 672          American Airlines, Inc.

     LabPaint.I                                          TXu 561 684          American Airlines, Inc.

     LoadRem.I                                           TXu 562 555          American Airlines, Inc.

     Lost Time                                           TXu 612 969          American Airlines

     Maintenance Job Table                               TXu 613 959          American Airlines

     MakeEntry.I                                         TXu 562 554          American Airlines, Inc.

     Mandatory Status                                    TXu 614 160          American Airlines

     Meeting Maestro User's Guide (The) (MSN)           TX 3 426 272          AMR Information Services, Inc.

     Mem_Err.I                                           TXu 562 087          American Airlines, Inc.

     Minimum Acceptable Percentage                       TXu 613 938          American Airlines

     MoveWin.I                                           TXu 562 553          American Airlines, Inc.

     Mutual Exclusion Table                              TXu 613 960          American Airlines

     NewCaI.I                                            TXu 562 308          American Airlines, Inc.

     NextKp.I                                            TXu 562 313          American Airlines, Inc.

     Overdue Jobs                                        TXu 613 961          American Airlines

     Paint.I                                             TXu 562 306          American Airlines, Inc.

     PaintAtt.I                                          TXu 562 307          American Airlines, Inc.

Schedule 2 to Intercompany Agreement

     Title                                             Registration #                  Author
     -----                                             --------------                  ------
     PopUp.I                                             TXu 562 309          American Airlines, Inc.

     PRI7002.EXE                                         TXu 626 009          American Airlines, Inc.

     PrintSTR.I                                          TXu 562 305          American Airlines, Inc.

     PrntMenu.I                                          TXu 562 302          American Airlines, Inc.

     Projected Manhours                                  TXu 613 936          American Airlines


     Prompt.I                                            TXu 562 303          American Airlines, Inc.

     Prospond                                            TXu 615 304          AMR Information Services, Inc.

     Quadisp.I                                           TXu 562 304          American Airlines, Inc.

     Rainbow2.I                                          TXu 561 682          American Airlines, Inc.

     Reminder.I                                          TXu 561 683          American Airlines, Inc.

     Request Only Bills-of-Work                          TXu 613 987          American Airlines

     Resinit.I                                           TXu 563 338          American Airlines, Inc.

     RISK ASS.BAS                                        TXu 616 285          American Airlines, Inc.

     RSK_ASS.FRM                                         TXu 616 292          American Airlines, Inc.

     RSK_ASS2.FRM                                        TXu 616 291          American Airlines, Inc.

     RSK_ASS3.FRM                                        TXu 616 290          American Airlines, Inc.

     RSK_ASS4.FRM                                        TXu 616 289          American Airlines, Inc.

     RSK_ASS5.FRM                                        TXu 616 288          American Airlines, Inc.

     RSK_GRPH.FRM                                        TXu 616 287          American Airlines, Inc.

     RSK_MSG.FRM                                         TXu 616 286          American Airlines, Inc.

     S_Border.I                                          TXu 561 626          American Airlines, Inc.

     Security Table                                      TXu 614 162          American Airlines

     SetClock.I                                          TXu 617 498          American Airlines, Inc.

     SlEntry.I                                           TXu 561 968          American Airlines, Inc.

     SmaIIWin.I                                          TXu 561 965          American Airlines, Inc.

     Srchall.I                                           TXu 570 252          American Airlines, Inc.

     SrchLast.I                                          TXu 561 628          American Airlines, Inc.

     Station Remarks                                     TXu 612 974          American Airlines

Schedule 2 to Intercompany Agreement

     Title                                             Registration #                  Author
     -----                                             --------------                  ------
     Station Manhour Update                              TXu 613 956          American Airlines

     Station Parameters                                  TXu 613 952          American Airlines

     Station Hours                                       TXu 612 970          American Airlines

     System Development Process, Volume II               TXu 630 580          American Airlines, Inc.

     System Development Process                          TXu 615 380          American Airlines, Inc.

     Time Initiated Bill of Work                         TXu 613 942          American Airlines

     TimePlus.I                                          TXu 561 627          American Airlines, Inc.

     Toggle.I                                            TXu 561 622          American Airlines, Inc.

     Togllabl.I                                          TXu 562 661          American Airlines, Inc.

     TogQuad.I                                           TXu 617 497          American Airlines, Inc.

     Translat.I                                          TXu 561 678          American Airlines, Inc.

     Updready.I                                          TXu 561 679          American Airlines, Inc.


     Utilities                                           TXu 613 937          American Airlines

     Utilization Codes                                   TXu 613 940          American Airlines

     Utilization Code Priority List                      TXu 613 041          American Airlines

     Vendor Files                                        TXu 613 958          American Airlines

     Ver_Num.I                                           TXu 561 680          American Airlines, Inc.

     Viewgif.I                                           TXu 561 681          American Airlines, Inc.

     Wininit.I                                           TXu 562 594          American Airlines, Inc.

     Zoomin.I                                            TXu 561 666          American Airlines, Inc.

Schedule 2 to Intercompany Agreement

                                   Schedule 3

                                EXCLUDED ASSETS


1. Any subcontract with Airline Management Services Holding, Inc. under Canadian Services Agreement executed on April 27, 1994, by and between Canadian Airline International Ltd. and AMR Corporation and assigned to Airline Management Services Holding, Inc.

2. SITA Services Agreement by and between American Airlines, Inc. and Societe Internationale De Telecommunications Aeronautiques dated July 1, 1996 (the "SITA Services Agreement")

3. Each of the Agreements listed below by and between American Airlines, Inc. and Societe Internationale De Telecommunications Aeronautiques, each as amended by that certain Master Amendment, dated June 20, 1996, between the parties (collectively with the SITA Services Agreement, the "SITA Agreements"):

         AA CONTRACT #     AGREEMENT TITLE                                          DATE
         -------------     ---------------                                          ----
         SVC-AE926-0051    Agreement for Aircom Service                             9/1/88

         SVC-AE926-0635    Telecommunications Services Agreement                    1/1/93
         SVC-AE926-0635A   Amendment to Telecommunications Services                 4/13/95
                           Agreement

                           Agreement for CUTE Service at Frankfurt Airport          3/14/85
                           Amendment No 1 to the Agreement for CUTE                 2/12/86
                           Service at Frankfurt Airport
         **                Amendment No 2 to the Agreement for CUTE
                           Service at Frankfurt Airport
         **                Amendment No 3 to the Agreement for CUTE
                           Service at Frankfurt Airport
                           Amendment No 4 to the Agreement for Cute                 6/88
                           Service at Frankfurt Airport
         SVC-AE926-0151    Amendment No 5 to the Service Guarantee
                           Agreement for CUTE Service at Frankfurt Airport
         SVC-AE926-0151    Amendment No 6 to the Service Guarantee                  3/12/91
                           Agreement for CUTE Service at Frankfurt Airport

Schedule 3 to Intercompany Agreement

         SVC-AE926-0151      Amendment No 7 to the Service Guarantee                  5/24/91
                             Agreement for CUTE Service at Frankfurt Airport

         SVC-AE926-0424**    Master Service Guarantee Agreement for CUTE2             1/17/92
                             Service
         SVC-AE926-0424      Exhibit 1 - Connection and Configuration Request         1/17/92
                             Form - PHL Airport

         SVC-AE926-0424      Exhibit 1 - Connection and Configuration Request         1/17/92
                             Form - GRU Airport

         SVC-AE926-0424      Exhibit 1 - Connection and Configuration Request         5/13/92
                             Form - MUC Airport
                             Exhibit 1 - Connection and Configuration Request         3/26/96
                             Form - Manchester
                             Exhibit 1 - Connection and Configuration Request         4/20/96
                             Form - Dusseldorf Airport

         SVC-AE926-0217      Service Guarantee Agreement for CUTE Service at          1/23/90
                             Stockholm - Arlanda Airport
         SVC-AE926-0217-01   Amendment No. 1 to the Service Guarantee                 1/17/92
                             Agreement for CUTE Service at Stockholm - Arlanda
                             Airport

         SVC-AE926-0315      Service Guarantee Agreement for CUTE Service at          3/12/91
                             Dusseldorf Airport
         SVC-AE926-0315-2A   Amendment No 2 to the Service Guarantee                  2/6/92
                             Agreement for CUTE Service at Dusseldorf Airport

         SVC-AE926-0314      Service Guarantee Agreement for CUTE Service at          3/12/91
                             Hong Kong Kai Tak Airport

         SVC-AE926-0313      Service Guarantee Agreement for CUTE Service at          3/12/91
                             Los Angeles Bradley Terminal Airport

         SVC-AE926-1316      Service Guarantee Agreement for CUTE Service at          3/12/91
                             Rio de Janeiro International Airport

         SVC-AE926-0331      Service Guarantee Agreement for CUTE Service at          6/11/92
                             Munich Airport
         SVC-AE926-0331/1    Amendment No. 1 to the Service Guarantee                 5/24/91

Schedule 3 to Intercompany Agreement

                             Agreement for CUTE Service at Munich Airport

         SVC-AE926-0373      Service Guarantee Agreement for CUTE Service at          6/11/92
                             Santiago de Chile Airport

         SVC-AE926-0004      Service Guarantee Agreement for CUTE Service at          6/30/92
                             San Jose Juan Santamaria International Airport

         SVC-AE926-0592      Service Guarantee Agreement for CUTE Service at          1/8/93
                             Berlin-Tegel Airport

                             Service Guarantee Agreement for CUTE Service at          7/26/93
                             Bogota El Dorado International Airport

                             Service Guarantee Agreement for CUTE Service at          7/26/93
                             El Salvador International Airport

                             Service Guarantee Agreement for CUTE Service at          7/29/93
                             Guayaquil - Simon Bolivar Airport
                             Service Guarantee Agreement for CUTE Service             7/29/93
                             at Quito - Mariscal Airport

                             SITA Services Agreement                                  7/1/96

4. All SABREnet equipment, software or hardware related to the SITA Agreements, including but not limited to the SABREnet equipment listed on Schedule 1A, attached hereto, which is not used exclusively in the Business

5. SABRE Access and License Agreement, dated 6/8/88, as amended 11/28/93 with JAPAN TRAVEL BUREAU, LTD., related Agreement permitting supplier to provide its tour packages through SABRE, dated 4/15/88, and SABRE Subscriber Agreement (undated, unsigned), and related hardware, fixtures and office equipment and supplies in Japan

6. SABRE Access and License Agreement, dated 5/24/88, as amended 11/1/93, with NIPPON TRAVEL AGENCY CO., LTD., related SABRE Subscriber Agreement (undated, unsigned), Agreement permitting NTA to supply travel services through SABRE, dated 1/22/88, and related hardware, fixtures and office equipment and supplies in Japan

Schedule 3 to Intercompany Agreement

7. All STIN and SCS assets located in, or utilized primarily for the business operated in, Japan.

Schedule 3 to Intercompany Agreement

                                   Schedule 4

                            INTERCOMPANY AGREEMENTS

1. Information Technology Services Agreement, dated July 1, 1996, between American Airlines, Inc., and The SABRE Group, Inc.

2. Canadian Technical Services Subcontract, dated as of July 1, 1996, between American Airlines, Inc. And The SABRE Group, Inc.

3. Management Services Agreement, dated July 1, 1996, between American Airlines, Inc., and The SABRE Group, Inc.

4. Legal Rights and Services Agreement, dated as of July 1, 1996, by and among AMR Corporation, American Airlines, Inc., and The SABRE Group, Inc.

5. Travel Privileges Agreement, dated as of July 1, 1996, between American Airlines, Inc., and The SABRE Group, Inc.

6. Corporate Travel Agreement, dated as of July 1, 1996, by and between American Airlines, Inc. and The SABRE Group, Inc.

7. Marketing Cooperation Agreement, dated as of July 1, 1996, between American Airlines, Inc., and The SABRE Group, Inc.

8. Participating Carrier Agreement, dated as of July 1, 1996, between American Airlines, Inc. and The SABRE Group, Inc.

9. Tax Sharing Agreement, dated July 1, 1996 between The SABRE Group, Inc. and American Airlines, Inc.

10. Credit Agreement, dated July 1, 1996, between American Airlines, Inc. and The SABRE Group, Inc.

11. Reciprocal Easement Agreement entered into as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, relating to the premises located at 4200 Amon




                                       1





Schedule 4 to Intercompany Agreement

         Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort II, the premises located at 4255 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort IV, and the premises located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort V, as more fully described therein.

12. Central Plant Easement Agreement, entered into as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware Corporation, relating to the premises located at 4255 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort IV and the premises located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort V, as more fully described therein.

13. Central Plant Agreement entered into as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc, a Delaware corporation, relating to the premises located at Tulsa International Airport, in Tulsa, Oklahoma, commonly known as the Tulsa Computer Center, the Tulsa Office Center and the Secured Computer Center.

14. Reciprocal Parking Agreement, entered into as of July 1, 1996, by and between American Airlines, Inc., and The SABRE Group, Inc.

15. Agreement, entered into as of July 1, 1996, by and between American Airlines, Inc., and The SABRE Group, Inc., relating to secondary fire protection water for the premises located at Tulsa International Airport, in Tulsa, Oklahoma, commonly known as the Tulsa Computer Center, the Tulsa Office Center and the Secured Computer Center.

16. License Agreement, entered into as of July 1, 1996, by and between The SABRE Group, Inc. and American Airlines, Inc., relating to the softball field located at the STIN premises.

17. Lease Agreement, entered into as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, as lessor, and The SABRE Group, Inc., a Delaware corporation





                                       2





Schedule 4 to Intercompany Agreement

         ("SABRE"), as lessee, relating to the premises currently occupied by SABRE or its affiliates, in connection with the Contributed Business, located at 4200 Buckingham Road, Fort Worth, Texas 76155, commonly known as CentrePort I, as more fully described therein.

18. Lease Agreement, entered into as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, as lessor, and The SABRE Group, Inc., a Delaware corporation, as lessee, relating to the premises currently occupied by SABRE, or its affiliates, in connection with the Contributed Business, located at 4200 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort II, as more fully described therein.

19. Lease Agreement, entered into as of July 1, 1996, by and between The SABRE Group, Inc., a Delaware corporation, as lessor, and American Airlines, Inc, a Delaware corporation, as lessee, relating to CPIV.

20. Lease Agreement, entered into as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, as lessor, and The SABRE Group, Inc., a Delaware corporation, as lessee, relating to the premises currently occupied by SABRE, or its affiliates, in connection with the Contributed Business, located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort V, as more fully described therein.

21. Lease Agreement, entered into as of July 1, 1996, by and between The SABRE Group, Inc., a Delaware corporation, as lessor, and American Airlines, Inc., a Delaware corporation, as lessee, relating to STIN.

22. Lease Agreement, entered into as of July 1, 1996, by and between American Airlines, Inc., a Delaware corporation, as lessor, and The SABRE Group, Inc., a Delaware corporation, as lessee, relating to the TRIAD II premises at Tulsa.





                                       3





Schedule 4 to Intercompany Agreement

                                   Schedule 5

                                  TSG PREMISES

Assignments:

1. ATL-6585. The premises described in that certain Lease Agreement for Office Facilities dated August 12, 1993, by and between American Airlines, Inc., as tenant, and Palisades One, a Georgia general partnership, as landlord.

2. BOS-6056. The premises described in that certain Lease dated March 26, 1990, by and between American Airlines, Inc., as tenant, and Met Life International Real Estate Partners Limited Partnership, as landlord.

3. BTR-6597. The premises described in that certain Lease Agreement dated October 1, 1993, by and between American Airlines, Inc., as tenant, and Perry Lawrence Brown 1992 Family Trust, as landlord.

4. CHI-2389. The premises described in that certain Lease dated September 30, 1987, by and between American Airlines, Inc., as tenant, and LaSalle National Bank, as landlord.

5. CMH-6656. The premises described in that certain Standard Form Office Lease dated November 11, 1994, by and between American Airlines, Inc., as tenant, and ZML-Community Corporate Center Limited Partnership, a Delaware limited partnership, as landlord.

6. CVG-2445. The premises described in that certain Bartlett Building Lease dated May 23, 1988, by and between American Airlines, Inc., as tenant, and Fourth Street Limited Partnership, as landlord.

Schedule 5 to Intercompany Agreement

7. DAL-6707. The premises described in that certain Office Building Lease dated effective as of March 1, 1995, by and between American Airlines, Inc., as tenant, d/b/a SABRE Travel Information Network, a Delaware corporation, and HD Delaware Properties, Inc., a Delaware corporation, as landlord.

8. DCA-2668. The premises described in that certain Lease dated November 29, 1989, by and between American Airlines, Inc., as tenant, and Courthouse Plaza Associates Limited Partnership, as landlord.

9. DEN-6737. The premises described in that certain Lease dated September 18, 1995, by and between American Airlines, Inc., as tenant, and WRC Properties, as landlord.

10. EWR-2117. The premises described in that certain Lease dated November 7, 1985, by and between American Airlines, Inc., as tenant, and 2840 Morris Avenue Associates, as landlord.

11. HNL-6262. The premises described in that certain Honfed Tower Office Lease dated April 3, 1991, by and between American Airlines, Inc., as tenant, and Shima Properties Co., Ltd., a Hawaii corporation, predecessor in interest to Kaanapali Kai, Inc., as landlord.

12. HOU-6103. The premises described in that certain Standard Office Building Lease dated July 12, 1990, by and between American Airlines, Inc., as tenant, and Trammell Crow Equity Partners, predecessor in interest to 520 Partners, Ltd., as landlord.

13. MCI-6456. The premises described in that certain Lease dated June 22, 1992, by and between American Airlines, Inc., as tenant, and Broadway Center Associates, a Missouri limited partnership, as landlord.

14. MKE-6435. The premises described in that certain Lease dated April 28, 1992, by and between American Airlines, Inc., as tenant, and Sampson Investments, a Wisconsin general partnership, predecessor in interest to Don Ripp Properties, as landlord.

15. MSP-1948. The premises described in that certain Lease Agreement dated June 12, 1984, by and between American

Schedule 5 to Intercompany Agreement

         Airlines, Inc., as tenant, and Andrews, Inc., as landlord.

16. NYC-6470. The premises described in that certain Office Lease dated July, 1992, by and between American Airlines, Inc., as tenant, and Country Life Realty Company, as landlord.

17. PHX-2302. The premises described in that certain Lease Agreement dated February 27, 1987, by and between American Airlines, Inc., as tenant, and 5060 Associates Limited Partnership, an Arizona corporation, predecessor in interest to Northbank Properties Limited Partnership, a Nevada limited partnership, as landlord.

18. SAN-6556. The premises described in that certain Lease Agreement dated April 9, 1993, by and between American Airlines, Inc., as tenant, and Steven D. Corkin, J. Grant Monahon, and Gregg O. Dawley, Trustees of AEW #192 Trust, Declaration of Trust dated December 15, 1988, as landlord.

19. SJC-6175. The premises described in that certain Office Lease dated November 28, 1990, by and between American Airlines, Inc., as tenant, and Copperfield Investment and Development Company, as landlord.

20. SMF-6538. The premises described in that certain Office Building Lease dated July 7, 1995, by and between American Airlines, Inc., as tenant, and Arlen Properties, as landlord.

21. WCC-6124. The premises described in that certain Office Lease dated August 10, 1990, by and between American Airlines, Inc., as tenant, and WDC Milford Associates Limited Partnership, a Delaware limited partnership, as landlord.

22. YUL-6659. The premises described in that certain Deed of Lease dated effective as of November 1, 1994, by and between American Airlines, Inc., as tenant, and Marzim Investissements, Inc., as landlord.

23. YVR-2636. The premises described in that certain Lease dated December 15, 1989, by and between American Airlines, Inc., as tenant, and Burrard International Holdings, Inc., as landlord.

24. YYZ-6537. The premises described in that certain Lease dated January 29, 1993, by and between American Airlines, Inc., as

Schedule 5 to Intercompany Agreement
         tenant, and Hollywood Office Developments, Inc., predecessor in interest to 5001 Yonge Place Limited, as landlord.

Subleases.:

1. BNA-2131. The 18% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lease Agreement dated October 31, 1985, between Highland Ridge Properties Phase I, predecessor in interest to LaSalle Fund III, a Group Trust, as landlord, and American Airlines, Inc., as tenant.

2. BUF-6569. The 4% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Sublease Agreement dated January 22, 1993, between Air Cargo-Buffalo, a New York general partnership, as landlord, and American Airlines, Inc., as tenant.

3. CHI-6117. The 50% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Office Space Lease dated July 25, 1990, between American National Bank and Trust Company of Chicago, predecessor in interest to Columbia Centre III, as landlord, and American Airlines, Inc., as tenant.

4. CLE-6612. The 31% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Office Lease dated December 9, 1993, between Summit One, Ltd., an Ohio limited partnership, as landlord, and American Airlines, Inc., as tenant.

5. CVG-2263. The 19% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lease Agreement dated December 21, 1995, between Fourth Street Limited Partnership, as landlord, and American Airlines, Inc., as tenant.

Schedule 5 to Intercompany Agreement

6. DTW-2483. The 45% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lease dated October 12, 1988, between A-II Limited Partnership, as landlord, and American Airlines, Inc., as tenant.

7. LAX-2554. The 27% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Standard Office Lease dated May 1, 1989, between Pacific Realty Associates, predecessor in interest to Pacific Corporate Towers, as landlord, and American Airlines, Inc., as tenant.

8. MIA-6397. The 11% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Office Lease dated February 17, 1991, between Aetna Life Insurance Company, a Connecticut corporation, as landlord, and American Airlines, Inc., as tenant.

9. NYC-1093. The 13% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Agreement dated November 22, 1991, between Cooke Properties, as landlord, and American Airlines, Inc., as tenant.

10. PHL-6626. The 20% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lease Agreement dated March, 1994, between International Court Three Joint Venture, as landlord, and American Airlines, Inc., as tenant.

11. RDU-2682. The 50% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lease Agreement dated April 19, 1995, by and between Central Park West Limited Partnership, predecessor in interest to Sun Life Assurance Company of Canada, as landlord, and American Airlines, Inc., as tenant.

12.      SAT-6674.  The 10% of the premises currently occupied by The

Schedule 5 to Intercompany Agreement

         SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lease Agreement dated October 26, 1994, between Southwest Properties, a California general partnership, as landlord, and American Airlines, Inc., as tenant.

13. SEA-1807. The 44% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lease dated December 7, 1982, between Century One Partnership, as landlord, and American Airlines, Inc., as tenant.

14. SFO-6498. The 44% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Office Building Lease dated August 28, 1992, between Homart Development Co., a Delaware corporation, predecessor in interest to HMS Office, L.P., as landlord, and American Airlines, Inc., as tenant.

15. SNA-2501. The 44% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lease dated November 28, 1988, between Nexus City Square Associates, a California limited partnership, predecessor in interest to NL-Orange, L.P., a California limited partnership, as landlord, and American Airlines, Inc., as tenant.

16. STL-6786/6513. The 8% of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, as defined in that certain Lambert-St. Louis International Airport Preferential Use Space Permit dated April 7, 1996, between The City of St. Louis, as landlord, and American Airlines, Inc., as tenant.

Other:

1. STIN. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain multistory office building located at 4200 American Boulevard, Fort Worth, Texas 76155, commonly known as the STIN Headquarters.





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Schedule 5 to Intercompany Agreement

2. CPIV. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain multistory office building located at 4255 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort IV.

3. CPV. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain multistory office building located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort V.

4. Solana. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain multistory office building located at Southlake Building, 1 East Kirkwood Boulevard, Southlake, Texas, commonly known as Solana Campus.

5. CPI. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain office building located at 4200 Buckingham Road, Fort Worth, Texas 76155, commonly known as CentrePort I.

6. CPII. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain office building located at 4200 Amon Carter Boulevard, Fort Worth, Texas 76155, commonly known as CentrePort II.

7. TOC Building. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain office building located at Tulsa International Airport, in Tulsa, Oklahoma, commonly known as Tulsa Office Center.

8. TCC Building. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain office building located at Tulsa International Airport, in Tulsa, Oklahoma, commonly known as Tulsa Computer





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Schedule 5 to Intercompany Agreement

         Center.

9. SCC Building. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain building located at Tulsa International Airport, in Tulsa, Oklahoma, commonly known as Secured Computer Center.

10. TRIAD II. The portion of the premises currently occupied by The SABRE Group, Inc., a Delaware corporation, or affiliates thereof, in connection with the Business, in that certain building located in Tulsa, Oklahoma, commonly known as Triad II.





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Schedule 5 to Intercompany Agreement

                                                                      APPENDIX A


                          DISPUTE RESOLUTION APPENDIX
                           TO INTERCOMPANY AGREEMENT



A. Defined Terms. Various terms used in this Dispute Resolution Appendix, which begin with a capital letter, are defined in Article I of the Intercompany Agreement. In addition, the following terms used only in this Dispute Resolution Appendix have the corresponding meanings:

                 "COMPLEX DISPUTE LIST": The "Complex Dispute List," maintained by the American Arbitration Association or if that list is not then maintained by the American Arbitration Association, another list of individuals having similar qualifications maintained by the American Arbitration Association.

                 "EXECUTIVE REVIEW COMMITTEE": A committee consisting of the Vice President and Controller of American and the Senior Vice President and Chief Financial Officer of TSG.

                 "QUALIFICATIONS": Inclusion in the Complex Dispute List or having extensive knowledge or experience, or both, regarding issues that are the subject of the Dispute.


B.       Dispute Resolution Procedure.

         1. General Procedure. Except as otherwise stated in the Agreement, the Parties shall resolve all Disputes in accordance with this procedure:

                 (a) Any Dispute shall initially be referred by either Party to the Executive Review Committee for resolution.




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Dispute Resolution Appendix to Intercompany Agreement

                 (b) If the Executive Review Committee does not resolve the Dispute within ten Business Days (or such longer period as that Committee may agree) after the date of referral to it, either Party may submit the Dispute for resolution by the Parties' Presidents, who may submit the Dispute to non-binding mediation in accordance with Section B.2 of this Dispute Resolution Appendix.

                 (c) If the Dispute is not resolved by the Parties' Presidents (if submitted to them) and is not submitted to or resolved by mediation, then either Party may submit the Dispute to binding arbitration in accordance with Section B.3 of this Dispute Resolution Appendix.

         A referral under any of Sections B.1(a) and B.1(b) of this Dispute Resolution Appendix shall be made by written notice to the Persons designated in the applicable Section or Sections. That notice shall be in a form described in the Agreement or an electronic mail message and addressed to each Person at his office address or electronic mail address; each notice shall be given and effective as described in the Agreement or, in the case of electronic mail, upon actual receipt. The date of referral is the last date that notice is given to all of the Persons to whom the Dispute must have been referred.

         2. Mediation. The mediation of an unresolved Dispute shall be conducted in this manner:

                 (a) Either Party may submit the Dispute to mediation by giving notice of mediation to the other Party. The Parties shall attempt to agree upon and appoint a sole mediator who has the Qualifications promptly after that notice is given.

                 (b) If the Parties are unable to agree upon a mediator within ten days after the date the Dispute is submitted to mediation, either Party may request the Dallas office of the American Arbitration Association to appoint a mediator who has the Qualifications.
                          The mediator so appointed shall be




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Dispute Resolution Appendix to Intercompany Agreement
                          deemed to have the Qualifications and to be accepted by the Parties.

                 (c) The mediation shall be conducted in the Dallas-Fort Worth metropolitan area at a place and a time agreed by the Parties with the mediator, or if the Parties cannot agree, as designated by the mediator. The mediation shall be held within 20 days after the mediator is appointed.

                 (d) If either Party has substantial need for information from the other Party in order to prepare for the mediation, the Parties shall attempt to agree on procedures for the formal exchange of information; if the Parties cannot agree, the mediator's determination shall be effective.

                 (e) Each Party shall be represented in the mediation by a natural Person with authority to settle the Dispute on behalf of that Party and, if desired by that Party, by counsel for that Party. The Parties' representatives in the mediation shall continue with the mediation as long as the mediator requests.

                 (f) The mediation shall be subject to Chapter 154 of Title 7 of the Texas Civil Practice and Remedies Code.

                 (g) Unless otherwise agreed by the Parties, each Party shall pay one-half of the mediator's fees and expenses and shall bear all of its own expenses in
                          connection with the mediation.   Neither Party may
                          employ or use the mediator as a witness, consultant, expert, or counsel regarding the Dispute or any related matters.





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Dispute Resolution Appendix to Intercompany Agreement

         3. Arbitration. The arbitration of an unresolved Dispute shall be conducted in this manner:

                 (a) Either Party may begin arbitration by filing a demand for arbitration in accordance with the Arbitration Rules. The Parties shall attempt to agree upon and appoint a panel of three arbitrators promptly after that demand is filed. Each of those arbitrators must have the Qualifications, and at least one of those arbitrators must be included in the Complex Dispute List (unless no list of that kind is then maintained).

                 (b) If the Parties are unable to agree upon any or all of the arbitrators within ten days after the demand for arbitration was filed (and do not agree to an extension of that ten-day period), either Party may request the Dallas office of the American Arbitration Association to appoint the arbitrator or arbitrators, who have the Qualifications (and at least one of whom must be included in the Complex Dispute List, unless no list of that kind is then maintained), necessary to complete the panel in accordance with the Arbitration Rules. Each arbitrator so appointed shall be deemed to have the Qualifications and to be accepted by the Parties as part of the panel.

                 (c) The arbitration shall be conducted in the Dallas-Fort Worth metropolitan area at a place and a time agreed by the Parties with the panel, or if the Parties cannot agree, as designated by the panel. The panel may, however, call and conduct hearings and meetings at such other places as the Parties may agree or as the panel may, on the motion of one Party, determine to be necessary to obtain significant testimony or evidence.

                 (d) The Parties shall attempt to agree upon the scope and nature of any discovery for the arbitration. If the Parties do not agree, the panel may authorize any and all forms of discovery, including depositions, interrogatories, and document





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Dispute Resolution Appendix to Intercompany Agreement
                          production, upon a showing of particularized need that the requested discovery is likely to lead to material evidence needed to resolve the Dispute and is not excessive in scope, timing, or cost.

                 (e) The arbitration shall be subject to the Federal Arbitration Act and conducted in accordance with the Arbitration Rules to the extent they do not conflict with this Section B.3 of this Dispute Resolution Appendix. The Parties and the panel may, however, agree to vary the provisions of this Section B.3 of this Dispute Resolution Appendix or the matters otherwise governed by the Arbitration Rules.

                 (f)      The panel has no power to:

                          (i) rule upon or grant any extension, renewal, or continuance of the Agreement;

                          (ii) award remedies or relief either expressly prohibited by the Agreement or under circumstances not permitted by the Agreement; or

                          (iii) grant provisional or temporary injunctive relief before rendering the final decision or award.

                 (g) Unless the Parties otherwise agree, all Disputes regarding or related to the same topic or event that are subject to arbitration at one time shall be consolidated in a single arbitration proceeding.

                 (h) A Party or other Person involved in an arbitration under this Section B.3 may join in that arbitration any Person other than a Party if

                          (i) the Person to be joined agrees to resolve the particular dispute or controversy in accordance with this Section B.3 and the other





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Dispute Resolution Appendix to Intercompany Agreement
                                  provisions of this Dispute Resolution
                                  Appendix applicable to arbitration; and

                          (ii) the panel determines, upon application of the Person seeking joinder, that the joinder of that other Person will promote the efficiency, expedition, and consistency of the result of the arbitration and will not unfairly prejudice any other party to the arbitration.

                 (i) The arbitration hearing shall be held within 30 days after the appointment of the panel. Upon request of either Party, the panel shall arrange for a transcribed record of the arbitration hearing, to be made available to both Parties.

                 (j) The panel's final decision or award shall be made within 30 days after the hearing. That final decision or award shall be made by unanimous or majority vote or consent of the arbitrators constituting the panel, and shall be deemed issued at the place of arbitration. The panel shall issue a reasoned written final decision or award based on the Agreement and Texas law; the panel may not act according to equity and conscience or as an amicable compounder or apply the law merchant.

                 (k)      The panel's final decision or award may include:

                          (i) recovery of damages to the extent permitted by the Agreement; or

                          (ii) injunctive relief in response to any actual or threatened breach of the Agreement or any other actual or threatened action or omission of a Party under or in connection with the Agreement.

                 (l) The panel's final decision or award shall be final and binding upon the Parties, and judgment upon that decision or award may be entered in any court having jurisdiction over either or both of the Parties or their respective assets. The Parties





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Dispute Resolution Appendix to Intercompany Agreement
                          specifically waive any right they may have to apply or appeal to any court for relief from the preceding sentence or from any decision of the panel made, or any question of law arising, before the final decision or award. If any decision by the panel is vacated for any reason, the Parties shall submit that Dispute to a new arbitration in accordance with this Section B.3.

                 (m) Each Party shall pay one-half of the arbitrators' fees and expenses, and shall bear all of its own expenses in connection with the arbitration. The panel has the authority, however, to award recovery of all costs and fees (including attorneys' fees, administrative fees and the panel's fees and expenses) to the prevailing Party in the arbitration.

         4. Recourse to Courts. Nothing in the Dispute Resolution Procedure limits the right of either Party to apply to a court or other tribunal having jurisdiction to:

                 (a) enforce the Dispute Resolution Procedure, including the agreement to arbitrate in this Dispute Resolution Appendix;

                 (b) seek provisional or temporary injunctive relief so as to avoid irreparable damage or maintain the status quo, until a final arbitration decision or award is rendered or the Dispute is otherwise resolved; or

                 (c) challenge or vacate any final arbitration decision or award that does not comport with Section B.3 of this Dispute Resolution Appendix.

         5. Submission to Jurisdiction. Each Party irrevocably submits to the jurisdiction of the federal courts of the United States and the state courts of Texas located in Tarrant County, Texas. Each Party waives any defense or challenge to that jurisdiction based on lack of personal jurisdiction, improper venue, or inconvenience of forum.





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Dispute Resolution Appendix to Intercompany Agreement

         6. Confidentiality. The proceedings of all negotiations, mediations, and arbitrations as part of the Dispute Resolution Procedure shall be privately conducted. The Parties shall keep confidential all conduct, negotiations, documents, decisions, and awards in connection with those proceedings under the Dispute Resolution Procedure.





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Dispute Resolution Appendix to Intercompany Agreement